SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

December 17, 2004 (December 13, 2004)
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive
Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Material Definitive Agreement.

On December 13, 2004, we adopted a new form of Stock Option Agreement for use under our 2003 Amended and Restated Incentive Award Plan. The form of Stock Option Agreement is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

On December 16, 2004, we issued a press release announcing that on December 13, 2004, Stuart M. Krassner, Sc.D., Psy.D., was elected by our Board of Directors to serve as a Director to fill the vacancy created by the passing of Dr. Paul Silverman on July 15, 2004. Dr. Krassner will serve on the Board's Audit, Compensation, Placement and Nominating and Corporate Governance Committees. Dr. Krassner's term expires at our 2005 Annual Meeting of Stockholders. The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibits:	Description of Document
10.1	Form of Stock Option Agreement under the 2003 Amended and Restated Incentive Award Plan
99.1	Press Release dated December 16, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2004

SPECTRUM PHARMACEUTICALS, INC.
By:	/s/ Shyam K. Kumaria
	Name:	Shyam K. Kumaria
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibits:	Description of Document
10.1	Form of Stock Option Agreement under the 2003 Amended and Restated Incentive Award Plan
99.1	Press Release dated December 16, 2004